February 15, 2022

ULTIMUS MANAGERS TRUST

Blueprint Adaptive Growth Allocation Fund

Supplement to the Prospectus

dated December 29, 2021

This supplement updates certain information contained in the statutory Prospectus for the Blueprint Adaptive Growth Allocation Fund (the “Fund”). For more information or to obtain a copy of the Fund’s Prospectus, Summary Prospectus or Statement of Additional Information (“SAI”), free of charge, by calling 1-866-983-4525 or by visiting the Fund’s website at www.blueprintmutualfunds.com.

The following replaces in its entirety the information in the “Subsequent Investments” sub-section in the section entitled “How to Buy Shares” on page 20 of the Prospectus:

Once an account is open, additional purchases of Fund shares may be made at any time in the minimum amount of $1,000 for all regular accounts. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

•	By sending a check, made payable to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.
•	By wire to the Fund account as described under “Opening an Account – By Wire.” Shareholders are required to call the Transfer Agent at 1-866-983-4525 before wiring funds.
•	Through your brokerage firm or other financial institution.

Investors should retain this supplement for future reference.